EXHIBIT 21

Name	Jurisdiction	Owner Of Shares
Coca-Cola Enterprises Inc. (“CCE”)	Delaware	N/A

Tradenames:

Alabama Coca-Cola Bottling Company
Alexandria Coca-Cola Bottling Company
Anderson Paramount Food and Vending Services
Atlanta Ice Makers
Austin Coca-Cola Bottling Company
Beaumont Coca-Cola Bottling Company
Big Bend Coca-Cola Bottling Company
Bluegrass Coca-Cola Bottling Company
Brevard Coca-Cola Bottling Company
Brooksville Coca-Cola Bottling Company
Burlington Coca-Cola Bottling Company
Cameron Coca-Cola Bottling Company, Inc.
Canners of Eastern Arkansas
CCE Bottling Group
CCE-South
Central States Coca-Cola Bottling Company
Centralia Coca-Cola Bottling Company
Champaign Coca-Cola Bottling Company
Cincinnati Coca-Cola Bottling Company
Circleville Coca-Cola Bottling Company
Coca-Cola Bottling Company of Alamogordo
Coca-Cola Bottling Company of Albany
Coca-Cola Bottling Company of Arkansas
Coca-Cola Bottling Company of Bloomington
Coca-Cola Bottling Company of Clarksdale
Coca-Cola Bottling Company of Clovis
Coca-Cola Bottling Company of Cody
Coca-Cola Bottling Company of Colorado/Northern Wyoming
Coca-Cola Bottling Company of Columbus
Coca-Cola Bottling Company of Cookeville
Coca-Cola Bottling Company of Dayton
Coca-Cola Bottling Company of Eastern Great Lakes
Coca-Cola Bottling Company of Flippin
Coca-Cola Bottling Company of Gillette
Coca-Cola Bottling Company of Glen Falls
Coca-Cola Bottling Company of Goodland
Coca-Cola Bottling Company of Greeley
Coca-Cola Bottling Company of Greenfield
Coca-Cola Bottling Company of Greenville
Coca-Cola Bottling Company of Hobbs
Coca-Cola Bottling Company of Las Vegas
Coca-Cola Bottling Company of Leesville
Coca-Cola Bottling Company of Little Rock
Coca-Cola Bottling Company of Louisville
Coca-Cola Bottling Company of Marianna
Coca-Cola Bottling Company of Miami
Coca-Cola Bottling Company of Michigan

Coca-Cola Bottling Company of Minot
Coca-Cola Bottling Company of Mississippi
Coca-Cola Bottling Company of Morrilton
Coca-Cola Bottling Company of Mt. Pleasant
Coca-Cola Bottling Company of Muskegon
Coca-Cola Bottling Company of New England
Coca-Cola Bottling Company of North Texas
Coca-Cola Bottling Company of Northern Wyoming
Coca-Cola Bottling Company of Ohio
Coca-Cola Bottling Company of Ohio/Kentucky
Coca-Cola Bottling Company of Oneonta
Coca-Cola Bottling Company of Ottumwa
Coca-Cola Bottling Company of Pittsfield
Coca-Cola Bottling Company of Port Huron
Coca-Cola Bottling Company of Providence
Coca-Cola Bottling Company of Riverton
Coca-Cola Bottling Company of Rochester
Coca-Cola Bottling Company of Roswell
Coca-Cola Bottling Company of Rutland
Coca-Cola Bottling Company of Sardis
Coca-Cola Bottling Company of Searcy
Coca-Cola Bottling Company of Sheridan
Coca-Cola Bottling Company of Shreveport
Coca-Cola Bottling Company of South Arkansas
Coca-Cola Bottling Company of St. Louis
Coca-Cola Bottling Company of Syracuse
Coca-Cola Bottling Company of Texarkana
Coca-Cola Bottling Company of the Southwest
Coca-Cola Bottling Company of Toledo
Coca-Cola Bottling Company of Trinidad
Coca-Cola Bottling Company of Tyler
Coca-Cola Bottling Company of Utica
Coca-Cola Bottling Company of Vicksburg
Coca-Cola Bottling Company of Watertown
Coca-Cola Bottling Company of West Kentucky
Coca-Cola Bottling Company of West Plains
Coca-Cola Bottling Company of West Point/LaGrange
Coca-Cola Enterprises – Atlanta Region
Coca-Cola Enterprises Bottling Companies
Colorado Coca-Cola Bottling Company
Colorado Springs Coca-Cola Bottling Company
Dallas Coca-Cola Bottling Company
Danville Coca-Cola Bottling Company
Daytona Coca-Cola Bottling Company
Decatur Coca-Cola Bottling Company
Denver Coca-Cola Bottling Company
Dr Pepper Bottling Company of Detroit
Dr Pepper Bottling Company of New Orleans
DuQuoin Coca-Cola Bottling Company
Elyria Coca-Cola Bottling Company
Enterprises Media
Enterprises Technology Centre
Erie Coca-Cola Bottling Company
Evangeline Coca-Cola Bottling Company
Evansville Coca-Cola Bottling Company
Findlay Coca-Cola Bottling Company
Florida Coca-Cola Bottling Company

Ft. Myers Coca-Cola Bottling Company
Ft. Pierce Coca-Cola Bottling Company
Gainesville Coca-Cola Bottling Company
Galesburg Coca-Cola Bottling Company
Great Lakes Canning
Great Plains Bottlers and Canners
Greenwood Coca-Cola Bottling Co.
Greenwood Coca-Cola Bottling Company
Highlands Coca-Cola Bottling Company
Hopkinsville Coca-Cola Bottling Company
Houston Coca-Cola Bottling Company
Hygeia Coca-Cola Bottling Company
Jackson Coca-Cola Bottling Company
Jacksonville Coca-Cola Bottling Company
Jasper Coca-Cola Bottling Company
Johnston Coca-Cola Bottling Company
Johnston Coca-Cola Bottling Group
Johnston Coca-Cola Bottling Group, Inc.
Jonesboro Coca-Cola Bottling Company
Keystone Coca-Cola Bottling Co.
Keystone Coca-Cola Bottling Company
Keystone Coca-Cola Bottling Corporation
Lamar Coca-Cola Bottling Company
Lincoln Coca-Cola Bottling Company
Longview Coca-Cola Bottling Company
Louisville Coca-Cola Bottling Company
Magnolia Coca-Cola Bottling Company
Mansfield Coca-Cola Bottling Company
Mid-America Packaging Company
Mid-States Coca-Cola Bottling Company
Midwest Coca-Cola Bottling Company
Moak Bottling Co.
Nacogdoches Coca-Cola Bottling Company
Natchez Coca-Cola Bottling Company
Newark Coca-Cola Bottling Company
Ocala Coca-Cola Bottling Company
Olney Coca-Cola Bottling Company
Orlando Coca-Cola Bottling Company
Ouachita Coca-Cola Bottling Company
Peoria Coca-Cola Bottling Company
Perryton Coca-Cola Bottling Company
Peru Coca-Cola Bottling Company
Portsmouth Coca-Cola Bottling Company
Pueblo Coca-Cola Bottling Company
Punta Gorda Coca-Cola Bottling Company
Rochester Coca-Cola Bottling
Rome Coca-Cola Bottling Company
San Antonio Coca-Cola Bottling Company
Sarasota Coca-Cola Bottling Company
Shreveport Coca-Cola Bottling Company
Southwest Coca-Cola Bottling Company
Southwest Coca-Cola Bottling Company, Inc.
Southwest Dr Pepper Bottling Company
Springfield Coca-Cola Bottling Company
St. Petersburg Coca-Cola Bottling Company
Sulphur Springs Coca-Cola Bottling Company
Tallahassee Coca-Cola Bottling Company
Tampa Coca-Cola Bottling Company
Tarpon Springs Coca-Cola Bottling Company

Texarkana Coca-Cola Bottling Company
The Akron Coca-Cola Bottling Company
The Angleton Coca-Cola Bottling Company
The Atlanta Coca-Cola Bottling Company
The Brenham Coca-Cola Bottling Company
The Cleveland Coca-Cola Bottling Company
The Coca-Cola Bottling Company of Memphis, TN
The Coca-Cola Bottling Company of Brownsville
The Coca-Cola Bottling Company of Cedar Rapids
The Coca-Cola Bottling Company of Champaign
The Coca-Cola Bottling Company of Colorado and Northern Wyoming
The Coca-Cola Bottling Company of Duquoin
The Coca-Cola Bottling Company of Evansville
The Coca-Cola Bottling Company of Jackson
The Coca-Cola Bottling Company of Memphis, Tenn.
The Coca-Cola Bottling Company of Mid-America
The Coca-Cola Bottling Company of Natchez
The Coca-Cola Bottling Company of New Iberia
The Coca-Cola Bottling Company of New York
The Coca-Cola Bottling Company of Northern Ohio
The Coca-Cola Bottling Company of Paducah/Hopkinsville
The Coca-Cola Bottling Company of Paris
The Coca-Cola Bottling Company of Peoria
The Coca-Cola Bottling Company of Peru
The Coca-Cola Bottling Company of San Angelo
The Coca-Cola Bottling Company of Sherman
The Coca-Cola Bottling Company of Springfield
The Coca-Cola Bottling Company of St. Louis
The Coca-Cola Bottling Group (Southwest)
The Conroe Coca-Cola Bottling Company
The El Campo Coca-Cola Bottling Company
The Lakeshore Coca-Cola Bottling Company
The Louisiana Coca-Cola Bottling Company
The Mid-Atlantic Coca-Cola Bottling Company
Tri-State Coca-Cola Bottling Company
Twinsburg Production
Tyler Coca-Cola Bottling Company
University Vending, Inc.
Valdosta Coca-Cola Bottling Company
Victoria Coca-Cola Bottling Company
Waco Coca-Cola Bottling Company
Youngstown Coca-Cola Bottling Company

BCI Coca-Cola Bottling Company of Los Angeles	Delaware	CCE

Tradenames:

BCI Coca-Cola Bottling Company of Bellingham
Coca-Cola Bottling Company of Albuquerque
Coca-Cola Bottling Company of California
Coca-Cola Bottling Company of Cathedral City
Coca-Cola Bottling Company of Cochise County
Coca-Cola Bottling Company of Eureka, California
Coca-Cola Bottling Company of Hawaii
Coca-Cola Bottling Company of Imperial Valley
Coca-Cola Bottling Company of Klamath Falls
Coca-Cola Bottling Company of Las Vegas

Coca-Cola Bottling Company of Los Angeles
Coca-Cola Bottling Company of Montana
Coca-Cola Bottling Company of Northern California
Coca-Cola Bottling Company of Northern Wyoming
Coca-Cola Bottling Company of Oregon
Coca-Cola Bottling Company of Port Angeles
Coca-Cola Bottling Company of Redding
Coca-Cola Bottling Company of San Diego
Coca-Cola Bottling Company of Southern California
Coca-Cola Bottling Company of Spokane
Coca-Cola Bottling Company of the Northwest
Coca-Cola Bottling Company of Washington
Coca-Cola Bottling Company West
Coca-Cola Bottling of Company Gallup
Coca-Cola Enterprises Bottling Companies
Diamond Head Beverages
Enterprises Media
Las Cruces Coca-Cola Bottling Company
Medford Coca-Cola Bottling Company
Pacific Coca-Cola Bottling Company
Pacific Coca-Cola Bottling Company of Marysville
Phoenix Coca-Cola Bottling Company
Prescott Coca-Cola Bottling Company
The Coca-Cola Bottling Company of Bakersfield
The Coca-Cola Bottling Company of Bellingham
The Coca-Cola Bottling Company of Bishop
The Coca-Cola Bottling Company of Carson
The Coca-Cola Bottling Company of Downey
The Coca-Cola Bottling Company of El Centro
The Coca-Cola Bottling Company of Lancaster
The Coca-Cola Bottling Company of Orange
The Coca-Cola Bottling Company of Rancho Cucamonga
The Coca-Cola Bottling Company of Santa Maria
The Coca-Cola Bottling Company of Sylmar
The Coca-Cola Bottling Company of Tucson
The Coca-Cola Bottling Company of Ventura
The Coca-Cola Bottling Company of Victorville
The Coca-Cola, Dr Pepper Bottling Company of Albuquerque
Yuma Coca-Cola Bottling Company

Bottling Holdings (International) Inc.	Delaware	CCE
Bottling Holdings (Luxembourg) SARL (“BHL”)	Luxembourg	BHI
Bottling Holdings (Netherlands) BV (“BHN”)	Netherlands	BHL
Soutirages Luxembourgeois SARL (“SL”)	Luxembourg	BHL
Coca-Cola Enterprises Belgium SPRL (“CCEB”)	Belgium	BHN
Coca-Cola Enterprises Services SPRL (“CES”)	Belgium	SL
Coca-Cola Bottling Company (“CCBC”)	Canada	KOC
Enterprises KOC Acquisition Company (“KOC”)	Canada	CCEB
Bottling Great Britain Limited (“BGB”)	England	SL
Coca-Cola Enterprises UK Limited (“CCEUK”)	England	BGB
Coca-Cola Enterprises Great Britain plc (“CCEGB”)	England	CCEUK
Amalgamated Beverages Great Britain Limited (“ABGB”)	England	CCEGB
Coca-Cola Enterprises Limited (“CCEL”)	England	ABGB